UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 16, 2016

Date of report (Date of earliest event reported)

Nexvet Biopharma

public limited company

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36828	98-1205017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 5, Sragh Technology Park

Rahan Road, Tullamore

Co. Offaly, R35 FR98, Ireland

(Address of principal executive offices, including zip code)

+353 5793 24522

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On February 16, 2016, Nexvet Biopharma public limited company (the “Company”) reported its financial results for the second quarter of fiscal year 2016 (the quarterly period ended December 31, 2015). The Company’s earnings release for this period is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Earnings release dated February 16, 2016 announcing the Company’s financial results for the second quarter of fiscal year 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexvet Biopharma public limited company

By:	/s/ Mark Heffernan, Ph.D.
Name:	Mark Heffernan
Its:	Chief Executive Officer

Date: February 16, 2016